SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                                   (Amendment No. )

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[    ] Preliminary Proxy Statement
[    ] Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[ X]   Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 . . . . . . . . . . The Irish Investment Fund, Inc. . . . . . . . . . . . . . .
                                                         . .
                              (Name of Registrant as Specified In Its Charter)

                                           Elizabeth A. Russell, Secretary
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           . . . . .

       2) Aggregate number of securities to which transaction applies:

           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           . . . . .

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           . . . . .

       4) Proposed maximum aggregate value of transaction:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
            . . . . .

       5) Total fee paid:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
            .  . . . .




[   ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       2)  Form, Schedule or Registration Statement No.:

             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       3)  Filing Party:

             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       4)  Date Filed:

             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                       THE IRISH INVESTMENT FUND, INC.
                 C/O FIRST DATA INVESTOR SERVICES GROUP, INC.
                          101 FEDERAL STREET, 6th FLOOR
                         BOSTON, MASSACHUSETTS 02110

                            ---------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ---------------------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Irish Investment Fund, Inc. (the "Fund") will be held on June 15, 1999 at 9:00 a.m. at the offices of Salomon Brothers Asset Management Inc., Downtown Conference Center, Seven World Trade Center, New York, New York 10048, for the following purposes:

      1. To elect one (1) Director of the Fund (PROPOSAL 1).

      2. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the year ending October 31, 1999 (PROPOSAL 2).

      3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

      These items are discussed in greater detail in the attached Proxy
      Statement.

      Only stockholders of record at the close of business on April 26, 1999 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                    Elizabeth A. Russell
                                    Secretary
Dated:  May 5, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                      VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp. ..................................  ABC Corp.
(2) ABC Corp. ..................................  John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ..................  John Doe
(4) ABC Corp. Profit Sharing Plan ..............  John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust ..................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee .......................  Jane B. Doe
      u/t/d 12/28/78

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA ............  John B. Smith
(2) Estate of John B. Smith ....................  John B. Smith, Jr., Executor

                       THE IRISH INVESTMENT FUND, INC.
                 C/O FIRST DATA INVESTOR SERVICES GROUP, INC.
                      101 FEDERAL STREET, 6th FLOOR
                         BOSTON, MASSACHUSETTS 02110

                        -----------------------------
                               PROXY STATEMENT
                        -----------------------------

     This proxy statement is furnished by the Board of Directors of The Irish Investment Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on June 15, 1999 at 9:00 a.m. at the offices of Salomon Brothers Asset Management Inc., Downtown Conference Center, Seven World Trade Center, New York, New York 10048. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors and for the other proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. The Fund's most recent annual report is available upon request without charge by writing to the Fund at the address listed above or by calling 1-800-468-6475.

     In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

     The close of business on April 26, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 5,009,000 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to stockholders on or about May 5, 1999.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications by regular employees of the Fund's Investment Adviser. If necessary, the solicitation of proxies may include communications by employees of a proxy solicitation firm to be engaged by the Fund.

     The date of this Proxy Statement is May 5, 1999.

                             ELECTION OF DIRECTOR
                               (PROPOSAL NO. 1)

    At the Meeting, one Director will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of Peter J. Hooper and William P. Clark, Class II consists of James M. Walton and Denis P. Kelleher, and Class III consists of Gerald F. Colleary. Mr. Colleary, the one Director in Class III, is being considered for election at this Meeting. If elected, Mr. Colleary will hold office for a term of three years and until his successor is elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote, on behalf of the stockholders, for the election of Gerald F. Colleary.

    As a nominee for election to the Board, Mr. Colleary has consented to be named in this Proxy Statement and to serve as a Director if elected. The Board of Directors has no reason to believe that Mr. Colleary will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Directors may recommend.

    The Directors and Officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.

                                                                                                     COMMON STOCK
                                                                                                      OF THE FUND
                                       FIRST                                                         BENEFICIALLY
NAME, AGE, POSITION                   BECAME A          TERM          PRINCIPAL OCCUPATIONS           OWNED AS OF
WITH FUND, AND ADDRESS            DIRECTOR/OFFICER    EXPIRING       AND OTHER AFFILIATIONS          APRIL 26, 1999**    PERCENT
----------------------            ----------------    --------       ----------------------          ----------------    -------

Peter J. Hooper, 59 .............        1990            2000    Consultant; formerly President and        1,000           ****
Chairman of the Board                                            General Manager, Bank of Ireland,
Westchester Financial Center                                     New York; Director of the Ireland
Suite 1000                                                       United States Council for Industry
50 Main Street                                                   and Commerce
White Plains, NY 10606

William P. Clark, 67 ............        1990            2000    Chief Executive Officer of Clark          1,000           ****
Director                                                         Company; Sr. Counsel to the law
1031 Pine Street                                                 firm Clark, Cali and Negranti
Paso Robles, CA 93446

*Gerald F. Colleary, 50 .........        1990            1999    Director and Senior Vice President,           0           ****
Director                                                         Bank of Ireland Asset Management
20 Horseneck Lane                                                (U.S.) Limited
Greenwich, CT 06830

James M. Walton, 68 .............        1990            2001    Formerly, Director and Vice               1,140           ****
Director                                                         Chairman, MMC Group, Inc.
525 William Penn Place                                           (management company)
Room 3902
Pittsburgh, PA 15219

Denis P. Kelleher, 60 ...........        1991            2001    Chief Executive Officer, Wall            15,000           ****
Director                                                         Street Access
17 Battery Place, 25th Floor
New York, NY 10004

Richard H. Rose, 43 .............        1995            ***     Vice President and Division                   0           ****
President and Treasurer                                          Manager, First Data Investor
4400 Computer Drive                                              Services Group, Inc.; previously,
Westborough, MA 01581                                            Senior Vice President of The Boston
                                                                 Company Advisors, Inc.

Elizabeth A. Russell, 36 ........        1997            ***     Counsel, First Data Investor                  0           ****
Secretary                                                        Services Group, Inc.; previously,
101 Federal Street                                               Assistant Vice President and
6th Floor                                                    Counsel, The Boston Company
Boston, MA 02110                                                 Advisors, Inc.
                                                                                                           -----           ----
All Directors and Officers as a group ...........................                                         18,140           ****
                                                                                                          ======           =====
--------------

*     "Interested" Director within the meaning of the Investment Company Act of 1940, as amended (the
      "1940 Act"). Mr. Colleary is an "interested" Director because of his affiliation with Bank of
      Ireland Asset Management (U.S.) Limited, which acts as the Fund's investment adviser.
**    This information has been furnished by each Director and Officer.
***   Each Officer of the Fund will hold such office until a successor has been elected by the Board of
      Directors.
****  Less than 1%.

    There were four regular meetings and one special meeting of the Board of Directors held during the fiscal year ended October 31, 1998. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 1998 were $54,243.59.

    The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are Messrs. Clark, Hooper, Kelleher, and Walton. Mr. Walton serves as Chairman of the Audit Committee. Messrs. Clark, Hooper, Walton, and Kelleher are "non-interested" Directors. The Audit Committee met once during the fiscal year ended October 31, 1998. At the present time, the Board of Directors has no compensation or nominating committees, or other committees performing similar functions.

    The following table sets forth certain information regarding the compensation of the Fund's Directors and Officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Principal Investment Adviser or any affiliate thereof an annual fee of $7,000 plus $700 for each meeting of the Board of Directors or a committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional $3,500 annually. Each Director is reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by First Data Investor Services Group, Inc. ("Investor Services Group"), the Fund's administrator, receive no compensation or expense reimbursement from the Fund. No Officer received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 1998.

                                                               COMPENSATION TABLE
                                                                     FOR THE
                                                        FISCAL YEAR ENDED OCTOBER 31, 1998
                                                        ----------------------------------

                                                                      PENSION OR
                                                                      RETIREMENT            ESTIMATED
                                                                       BENEFITS               ANNUAL                TOTAL
                                                AGGREGATE            ACCRUED AS              BENEFITS           COMPENSATION
NAME OF PERSON                                COMPENSATION           PART OF FUND               UPON             FROM THE FUND
AND POSITION                                  FROM THE FUND            EXPENSES             RETIREMENT        PAID TO DIRECTORS
------------                                  -------------            --------             ----------        -----------------

Peter J. Hooper ............................       $14,700                  0                    N/A                 $14,700
  Chairman of the Board

William P. Clark ...........................       $10,500                  0                    N/A                 $10,500
  Director

Gerald F. Colleary .........................       $     0                  0                    N/A                 $     0
  Director

James M. Walton ............................       $10,500                  0                    N/A                 $10,500
  Director

Denis P. Kelleher ..........................       $11,200                  0                    N/A                 $11,200
  Director

REQUIRED VOTE

    In the election of the Director of the Fund, the candidate receiving the highest number of votes cast at the Meeting, if a quorum is present, shall be elected.

         THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE
                            "FOR" PROPOSAL NO. 1.

                     SELECTION OF INDEPENDENT ACCOUNTANTS
                               (PROPOSAL NO. 2)

    A majority of the Directors who are not "interested" Directors of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) has selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the year ending October 31, 1999. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying Proxy Statement will vote for PricewaterhouseCoopers LLP. It is expected that a representative of PricewaterhouseCoopers LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

    The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC"). In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

REQUIRED VOTE

    Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Fund represented at the meeting if a quorum is present.

       THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS
          OF THE FUND, RECOMMEND THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                            ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

    The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. Bank of Ireland Asset Management (U.S.), Limited ("BIAM"), an Irish company registered as an investment adviser under the U.S. Investment Advisers Act of 1940, acts as the Fund's Principal Investment Adviser. BIAM's office in the United States is located at: 20 Horseneck Lane, Greenwich, Connecticut 06830.

    First Data Investor Services Group, Inc., located at 101 Federal Street, Boston, Massachusetts 02110, provides administration services to the Fund.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    To the knowledge of management of the Fund, no person owns of record or beneficially 5% or more of the Fund's outstanding voting securities as of April 26, 1999.

             COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires that the Fund's Directors and Officers, certain persons affiliated with the Principal Investment Adviser, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, Officers, and greater than 10% shareholders are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

    Based solely upon the SEC's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that during 1998 these persons complied with all such filing requirements.

                       BROKER NON-VOTES AND ABSTENTIONS

    A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Director (Proposal 1) requires that the successful candidate receives the highest number of votes cast at the Meeting; therefore, abstentions will be disregarded. The ratification of independent accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded in determining the vote cast on the Proposal.

                                OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            STOCKHOLDER PROPOSALS

    A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 2000 must be received by the Fund on or before February 15, 2000 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                    Elizabeth A. Russell
                                    Secretary

Dated: May 5, 1999

    Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.









                                           THE IRISH INVESTMENT FUND, INC.

                                      PROXY SOLICITED BY THE BOARD OF DIRECTORS

                             Annual Meeting of Stockholders ---- June 15, 1999

         The undersigned hereby appoints Peter J. Hooper and Gail A. Hanson, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The Irish Investment Fund, Inc. held of record by the undersigned on April 26, 1999 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 15, 1999, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

         A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                           (Continued on the reverse side)



















                     Please mark your
                     Votes as in
                     this example

FOR           WITHHELD                     2.    Ratification of the selection

FOR           AGAINST       ABSTAIN
1.    ELECTION     Nominee:      Gerald F. Colleary   of     OF
     (Class III Director)             PricewaterhouseCoopers LLP as independent
        DIRECTOR                                    Accountants for the fiscal
                                                            year ending
                                                              October 31, 1999.
3.    To consider and vote upon such other  matters as they may come before said
                                                                Meeting or any
                                                          adjournment thereof.

                                                         Check Here For Change
                                                            of Address and Note
                                                                   hereon.

                                            This Proxy, when properly executed,
                                                                          will
                                                                            be
                                                                         voted
                                                                            in
                                                                           the
                                                                        manner
                                                                     directed
                                                                        herein
                                                                      by
                                                                      the
                                                                   undersigned
                                                                    stockholder.
                                                                          If
                                                                         no
                                                                     direction
                                                                           is
                                                                        made,
                                                                          this
                                                                          proxy
                                                                          will
                                                                           be
                                                                         voted
                                                                          FOR
                                                                            the
                                                                      election
                                                                           of
                                                                            the
                                                                      nominee
                                                                          and
                                                                     Proposal
                                                                        2.
                                                                       Please
                                                                        refer
                                                                          to
                                                                         the
                                                                        proxy
                                                                      statement
                                                                          for
                                                                            a
                                                                     discussion
                                                                           of
                                                                           all
                                                                           the
                                                                      proposals.
                                                                       Please
                                                                          sign
                                                                       exactly
                                                                            as
                                                                          name
                                                                       appears
                                                                         below.
                                                                         When
                                                                         shares
                                                                           are
                                                                          held
                                                                         joint
                                                                       tenants,
                                                                        either
                                                                          may
                                                                          sign.




Signature:_____________________________________________________________________
Date:______________________________________________   (Important):  Please  sign
this  Proxy   exactly  as  the   name(s)   appear   hereon.   When   signing  as
attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.
                  Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer. Where shares are owned in the name of two or more persons, a majority or such persons should sign.  PLEASE
SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.